Cycle of Sustainable Investment HIT finances Union pension development funds invest projects through in HIT guaranteed 1 2 securities The HIT Investment Construction Union workers 5 Cycle 3 securities help contribute to provide competitive pension funds returns 4 Construction projects generate good union jobs

Features of the HIT: 35 Years of Impact Investing* HIT Invested $11.6 billion nationally (in current dollars) since inception in 1984 Financed 514 projects in 29 states; $19.9 billion total development investment; $30.1 billion in total economic activity All construction utilizes 100% union labor Output Results (1984-2019) Total Number of Projects 514 Union Job Creation 169.2 Million Hours Total Housing Units 110,459 (66% affordable) Construction Job Wages $5.9 Billion (2018$) Total Jobs Created 180,871 Total Income Generated $11.8 Billion (2018$) Total Economic Impact $30.1 Billion (2018$) *Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimated calculated using an IMPLAN input-output model based on HIT project data. Projects include those where HIT’s subsidiary, Building America has allocated NMTCs. In 2018 dollars. Current as of March 31, 2019.

Competitive Returns and Collateral Benefits through Directly Sourced Multifamily Investments The HIT offers investors: Collateral Benefits: Competitive Returns Union Construction Jobs Low Credit Risk Investment Affordable Housing Diversification Economic Impact

Investment Objective and Strategy OBJECTIVE: Generate competitive risk-adjusted fixed-income returns versus the Bloomberg Barclays U.S. Aggregate Bond Index while financing housing, including affordable and workforce housing, and creating union construction jobs STRATEGY: Construct and manage a portfolio with superior credit quality, higher yield, and similar interest rate risk relative to the Barclays Aggregate. Overweight government/agency multifamily mortgage-backed securities (MBS), which tend to provide an income advantage compared to other securities with comparable credit and interest rate risk.

# Features of the HIT: Competitive Returns

- A nearly $6.1 billion investment grade fixed-income portfolio
  - Open-end institutional commingled mutual fund registered under Investment Company Act of 1940 and primarily regulated by the U.S. Securities and Exchange Commission
  - Monthly unit valuation and income distribution – independent third party pricing provides integrity

- Record of consistent and competitive returns
  - Gross returns exceeded benchmark for 25 of past 26 calendar years; net returns for 16 of those years.

*HIT's net performance for the 1-, 3-, 5-, and 10-year periods ended March 31, 2019 was 4.16%, 1.72%, 2.66%, and 3.43%, respectively. The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT's current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT's current prospectus.*

History of the HIT Opened doors in 1984 (successor to the Mortgage Investment Trust, started in 1965). Created by concept of George Meany, based on his discussions with Dr. Martin Luther King, Jr. 100 percent union labor requirement for all of its multifamily housing investments. Signing of the Housing Bill of 1965. Albert Shanker, president of the United Federation Photo Credit: George Meany Memorial of Teachers from 1964 to 1985 and president of the Archives American Federation of Teachers (AFT) from 1974 to 1997, pictured with George Meany. Photo Credit: Walter P. Reuther Library - Wayne State University

Our Vision Over the next 5 years, we will work to further differentiate the HIT and offer distinct value to our investors. We will seek to deploy more capital to Impact Investments with the objective of improving returns while creating more union jobs and affordable housing. Combined with renewed efforts to reduce our costs, we believe that the HIT will be positioned for success.

HIT Investments: New Construction Church & State (Project 29) – Cleveland, OH Riverdale Station East – Coon Rapids, MN The Chamberlain – Richfield, MN HIT Commitment $39,952,566 HIT Commitment $29,042,422 HIT Commitment $49,456,155 Total Development Cost $56,173,545 Total Development Cost $39,208,315 Total Development Cost $64,036,475 Total Housing Units 158 Total Housing Units 180 Total Housing Units 316 Estimated Union Job Hours 459,215 Estimated Union Job Hours 325,655 Estimated Union Job Hours 420,568 *Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimated calculated using an IMPLAN input-output model based on HIT project data.Projects include those where HIT’s subsidiary, Building America has allocated NMTCs. In 2018 dollars. Current as of March 31, 2019.

HIT Investments: Substantial Rehabilitation West Town Housing Preservation– Chicago, IL Mark Twain SRO Apartments – Chicago, IL Rolla Apartments – Rolla, MO HIT Commitment $61,879,661 HIT Commitment $27,944,976 HIT Commitment $5,315,023 Total Development Cost $124,142,519 Total Development Cost $40,880,182 Total Development Cost $22,230,018 Total Housing Units 318 Total Housing Units 148 Total Housing Units 150 Estimated Union Job Hours 1,088,890 Estimated Union Job Hours 185,698 Estimated Union Job Hours 208,307 *Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimated calculated using an IMPLAN input-output model based on HIT project data.Projects include those where HIT’s subsidiary, Building America has allocated NMTCs. In 2018 dollars. Current as of March 31, 2019.

# HIT Investments: Substantial Rehabilitation



| West Town Housing Preservation– Chicago, IL | |
|---|---|
| HIT Commitment | $61,879,661 |
| Total Development Cost | $124,142,519 |
| Total Housing Units | 318 |
| Estimated Union Job Hours | 1,088,890 |



| Mark Twain SRO Apartments – Chicago, IL | |
|---|---|
| HIT Commitment | $27,944,976 |
| Total Development Cost | $40,880,182 |
| Total Housing Units | 148 |
| Estimated Union Job Hours | 185,698 |



| Rolla Apartments – Rolla, MO | |
|---|---|
| HIT Commitment | $5,315,023 |
| Total Development Cost | $22,230,018 |
| Total Housing Units | 150 |
| Estimated Union Job Hours | 208,307 |

**Source: Pinnacle Economics, Inc., and HIT. Jobs and economic impacts provided are estimated calculated using an IMPLAN input-output model based on HIT project data. Projects include those where HIT's subsidiary, Building America has allocated NMTCs. In 2018 dollars. *Current as of March 31, 2019.**

Union-Sponsored Affordable Housing in the Midwest State Projects Units Union Sponsor Iowa 3 366 Garnett Corp., Teamsters Local 238, South Central Iowa AFL-CIO Illinois 8 1,123 Steelworkers District 31, ACTWU, Illinois Laborers Kansas 2 102 UAW Local 31, Kentucky State AFL-CIO Minnesota 3 186 Albert Lea Trades & Labor Assembly, Teamsters Local 32 Missouri 1 24 Teamsters Source: AFL-CIO Survey of Union-Sponsored Housing, February 1991, by FrankParente

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.